Exhibit 99.1

Eightco Announces Product Expansion in Forever 8’s Apple Products Business

Easton, PA, April 17, 2024 (GLOBE NEWSWIRE) – Eightco Holdings Inc. (NASDAQ: OCTO) (the “Company” or “Eightco”), today announced that its subsidiary, Forever 8 Fund LLC (“Forever 8”), is expanding the products for which it will provide inventory capital. In addition to operating in the broader e-Commerce market, Forever 8 is already a significant player in the refurbished smartphone market, providing inventory capital for sellers in the space, largely focused on the Apple iPhone. Due to customer demand, Forever 8 is now expanding its product offering into other refurbished Apple products including iPads, AirPods, the Apple Watch and the iPad Pencil.

Paul Vassilakos, CEO of Eightco and President of Forever 8 said, “Our offering in the refurbished market for Apple products continues to grow. Given the high pricetag for brand new Apple products, the demand for refurbished products is strong. This is combined with the inflationary pressure on the cost of living. Further, the increasing appetite for products in the circular economy, helping to reduce environmental waste, is a continued driver of this market. We are excited to be a contributor and will continue to focus on expanding our offering in this sector as we see ample room for growth.”

About Eightco

Eightco (NASDAQ: OCTO) is committed to growth of its subsidiaries, made up of Forever 8, an inventory capital and management platform for e-commerce sellers, and Ferguson Containers, Inc., a provider of complete manufacturing and logistical solutions for product and packaging needs, through strategic management and investment. In addition, the Company is actively seeking new opportunities to add to its portfolio of technology solutions focused on the e-commerce ecosystem through strategic acquisitions. Through a combination of innovative strategies and focused execution, Eightco aims to create significant value and growth for its portfolio companies and stockholders.

For additional information, please visit www.8co.holdings

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact could be deemed forward looking. Words such as “plans,” “expects,” “will,” “anticipates,” “continue,” “expand,” “advance,” “develop” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: Eightco’s ability to regain and maintain compliance with the Nasdaq’s continued listing requirements; unexpected costs, charges or expenses that reduce Eightco’s capital resources; Eightco’s inability to raise adequate capital to fund its business; Eightco’s inability to innovate and attract users for Eightco’s products; future legislation and rulemaking negatively impacting digital assets; and shifting public and governmental positions on digital asset mining activity. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Eightco’s actual results to differ from those contained in forward-looking statements, see Eightco’s filings with the Securities and Exchange Commission (the “SEC”), including in its Annual Report on Form 10-K filed with the SEC on April 1, 2024. All information in this press release is as of the date of the release, and Eightco undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

For further information, please contact:

Investor Relations

investors@8co.holdings